EXHIBIT 10.21

AMENDMENT NO. 1 TO AGREEMENT FOR THE

PURCHASE AND SALE OF CAPITAL STOCK

THIS AMENDMENT NO. 1 TO THE AGREEMENT FOR THE PURCHASE AND SALE OF CAPITAL STOCK (“Agreement”) by and between MED-X, INC. (“Purchaser”) and JOSEPH WINOGRADE (“Seller”) shall be deemed effective as of December 13, 2023.

WHEREAS, on September 14, 2023 Purchaser and Seller entered into an Agreement for the Purchase and Sale of Capital Stock (“SPA”) for the sale of 49% of common stock of Napco Painting Contractors, Inc;

WHEREAS, Purchaser and Seller are parties to a related Convertible Note (“Note”) and Purchaser’s Rights Agreement;

WHEREAS, Purchaser and Seller desire to amend the SPA as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the SPA, Note and/or the Purchaser’s Rights Agreement.

2.	The last sentence in Section 2.2.2 of the SPA shall be deemed deleted and replaced follows:

“The cash compensation will be paid by Purchaser to Seller via a $500,000 payment within two (2) business days after Purchaser’s IPO.”

3.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the SPA shall remain in full force and effect.

4.	All references in the Note or Purchaser’s Rights Agreement to the SPA shall mean the SPA as hereby amended.

5.

This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

6.	This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

7.	This Agreement shall be governed by the laws of the State of California.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this AMENDMENT NO. 1 TO THE AGREEMENT FOR THE PURCHASE AND SALE OF CAPITAL STOCK has been executed by the parties as of the day and year first set forth above.

Seller	Purchaser

/s/ Joseph Winograde	/s/ Matthew Mills
Joseph Winograde	Matthew Mills,
CEO, Med-X, Inc.

2